EXHIBIT 32.1


                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Quarterly Report of DTLL, Inc. (the "Company") on Form 10-QSB for the quarter ended August 31, 2003 as filed with the Securities and Exchange Commission (the "Report"), I, Russell G. Felten, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of THe Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

     Dated: October 15, 2003



                                            /s/ Russel G. Felten
                                            ------------------------------------
                                            Russell G. Felten
                                            Chief Executive Officer





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